--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

April 21, 2001

To Our Shareholders:

    We are pleased to submit to you our report for the quarter ended March 31, 2001. The net asset value per share at that date was $7.85. In addition, a regular quarterly dividend of $0.13 per share was declared for shareholders of record on March 21, 2001 and paid on April 16, 2001.

INVESTMENT REVIEW

    For the quarter ended March 31, 2001, Cohen & Steers Realty Income Fund had a total return, based on income and change in net asset value, of 6.2%. This performance compared to the Fund's benchmark, the NAREIT Equity REIT Index* return of 0.4%.

    REITs continued their run of extraordinary out-performance -- again beating the stock market by record setting amounts as the S&P 500 Index declined by 11.9% in the quarter and NASDAQ plunged 25.5%. The hallmarks of REITs -- stable earnings and above average current income helped them maintain their value.

    Enhancing the returns of the portfolio during the quarter were its investments in the Health Care and Retail sectors. Our ongoing investment in health care REITs that own nursing homes benefited from a number of events in the first quarter. First is the growing realization that nursing home fundamentals have bottomed out and that reimbursement rates and occupancy levels are on the rise. Second, the Health Care sector is one of the highest dividend yielding and thus benefited from investors' search for yield. We believe the sector should continue to perform well this year, as there are very attractive acquisition opportunities for REITs in the senior housing market. Retail REITs performed well in the first quarter, particularly the regional mall REITs. The group benefited from its high dividend yield, good supply/demand fundamentals and diverse tenant base.

    One significant trend emerging in the first quarter was the out-performance of higher yielding REITs over lower yielding REITs. This is counter to the trend of the last three years of the 'Realty Majors' companies outperforming. The portfolio's dramatic out-performance in the first quarter is evidence of this. The rapidly weakening economy caused investors to question earnings growth assumptions and to put more emphasis on current income. In light of the Federal Reserve's ongoing program of interest rate reductions, we believe that higher yielding REITs can continue to generate attractive returns.

    The rising level of concern over the weakening economy blanketed the broader stock market but also impacted some segments of the REIT industry. The meltdown of NASDAQ and the Internet sector was felt most heavily in Northern California, Seattle and Northern Virginia. REITs with heavy property concentrations in these regions saw their stock prices decline in the first quarter. Concern arose about demand dropping off enough to create increases in vacancy levels. While the level of construction activity remains muted in these regions, the amount of sublet office space has increased measurably. The Fund continues to have minimal exposure to REITs with a sizable presence in these markets.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

    REIT fundamental performance continues to remain positive. Reported earnings growth in the fourth quarter of 2000 came in at about 9%, and expected earnings growth in the first quarter of 2001 and the remainder of the year remains in the 8-9% range. Meanwhile, 2001 earnings growth expectations for the S&P 500 have now become earnings decline expectations, with the magnitude of this decline seemingly growing greater with every announced disappointment. To the surprise of many, despite the recent superior performance and future prospects for REITs, real estate mutual funds continue to experience net outflows. Capital raising by REITs in the quarter took an interesting turn: common equity offerings totaled only about $350 million, but unsecured debt and preferred stock issuance together were about $4.4 billion, the most in two years and a clear indication of the companies' desire to take advantage of lower interest rates. Importantly, most of the debt capital was issued at fixed rates and was used to retire either maturing or floating rate debt.

INVESTMENT OUTLOOK

    At this juncture, three out of our four year-end expectations are shaping up nicely: REITs are enjoying strong absolute and relative earnings growth; the valuation gap between REITs and the stock market in general has narrowed significantly and; REITs are enjoying a growing menu of investment opportunities as their cost of capital has declined and the initial returns on new investments has risen. So far this year, in addition to a handful of outright purchases, a number of REITs have taken advantage of some very substantial joint venture opportunities with financial partners. Our fourth expectation, that the REIT industry will begin to expand once again, may not happen until the second half of the year or thereafter. We believe that REITs will have to demonstrate their earnings, operating and stock price resilience in this economic slowdown in order for investor confidence to be fully restored. Again this may not be possible until economic growth begins to accelerate once again.

    We also expect the economy's decline to bottom in the second half of the year, with a consensus growing about an improved economic environment in 2002. The Federal Reserve's ongoing reductions in interest rates, the probability of a tax cut, coupled with a decline in inventory levels should position the country for acceleration in economic growth in 2002. The anemic growth during 2001 will allow for easy comparisons. Consistent with these expectations would be shifting the portfolio to more economically sensitive property sectors in the second half of this year.

    We made some important new investments during the quarter. We added Archstone Communities, a national apartment company. This investment opportunity arose as a result of price weakness, which permitted us to purchase it at a historically high dividend yield. We also added Chelsea Property Group and LaSalle Hotels to the portfolio. Chelsea is in the much-maligned Factory Outlet sector. The company is the leader and is currently taking advantage of the 'buyer's market' in the industry. Additionally, their recent developments in Japan have generated returns that are materially higher than their United States properties. LaSalle Hotels represents an opportunity to invest in a well-diversified portfolio of hotels at a material discount to net asset value per share.

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                                       2

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

    We are pleased to be off to such a good start in a year in which profits have so far eluded so many investors. We believe that investment performance in 2001 will continue to be driven by high current income and capital appreciation based on moderate earnings growth. As a result, while the overall slow growth environment may persist for some time, we believe our portfolio will generate competitive total returns.

Sincerely,

             Martin Cohen                     Robert H. Steers

             MARTIN COHEN                     ROBERT H. STEERS
             President                        Chairman

                              Steven R. Brown

                              STEVEN R. BROWN
                              Portfolio Manager

    Cohen & Steers is online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

    Shareholders of record on March 27, 2001 are being asked to vote on a merger of Cohen & Steers Realty Income Fund, Inc. into Cohen & Steers Total Return Realty Fund, Inc. If you were a shareholder on that date, you should have received proxy materials relating to this proposal.

    It is important that you complete, sign and return your proxy card(s) as soon as possible. This will ensure that your shares will be represented at the Meeting to be held on May 15, 2001. Your vote is important.

    In order to save the Fund any additional expense of further solicitation, please mail your proxy card(s) promptly. Thank you.

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                                       3

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2001 (UNAUDITED)

                                                                    NUMBER
                                                                   OF SHARES      VALUE
                                                                   ---------   -----------
EQUITIES                                                 99.11%
  COMMON STOCK                                           80.96%
    APARTMENT/RESIDENTIAL                                12.12%
         Apartment Investment & Management Co. -- Class A.......     12,200    $   542,290
         Archstone Communities Trust............................      7,300        179,580
         Camden Property Trust..................................     11,200        372,400
         Gables Residential Trust...............................     14,800        429,348
         Home Properties of New York............................      7,900        225,150
         Summit Properties......................................     19,500        477,750
         United Dominion Realty Trust...........................     51,300        651,510
                                                                               -----------
                                                                                 2,878,028
                                                                               -----------
    DIVERSIFIED                                           1.47%
         Colonial Properties Trust..............................     13,000        349,050
                                                                               -----------
    HEALTH CARE                                          13.00%
         Health Care Property Investors.........................     29,600      1,004,032
         Healthcare Realty Trust................................     38,900        937,490
         Nationwide Health Properties...........................     39,800        664,262
         Ventas.................................................     56,700        481,950
                                                                               -----------
                                                                                 3,087,734
                                                                               -----------
    HOTEL                                                 9.08%
         FelCor Lodging Trust...................................     22,800        523,260
         Host Marriott Corp. ...................................     44,300        517,424
         LaSalle Hotel Properties...............................     21,400        346,466
         MeriStar Hospitality Corp. ............................     38,500        770,000
                                                                               -----------
                                                                                 2,157,150
                                                                               -----------
    INDUSTRIAL                                            2.90%
         First Industrial Realty Trust..........................     21,800        689,752
                                                                               -----------
    MANUFACTURED HOME                                      1.04%
         Chateau Communities....................................      8,200        248,050
                                                                               -----------

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                                       4

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2001 (UNAUDITED)

                                                                    NUMBER
                                                                   OF SHARES      VALUE
                                                                   ---------   -----------
    OFFICE                                               17.64%
         Arden Realty Group.....................................     29,200    $   689,120
         Brandywine Realty Trust................................     51,000      1,014,900
         Crescent Real Estate Equities Co.......................     32,500        737,750
         Highwoods Properties...................................     34,300        845,495
         Mack-Cali Realty Corp. ................................     33,400        901,800
                                                                               -----------
                                                                                 4,189,065
                                                                               -----------
    OFFICE/INDUSTRIAL                                     8.34%
         Kilroy Realty Corp. ...................................      5,500        147,455
         Liberty Property Trust.................................     34,800        982,752
         Prentiss Properties Trust..............................      8,600        211,990
         Prime Group Realty Trust...............................      8,400        117,264
         Reckson Associates Realty Corp. -- Class B.............     22,100        520,455
                                                                               -----------
                                                                                 1,979,916
                                                                               -----------
    SELF STORAGE                                          0.49%
         Storage USA............................................      3,600        117,288
                                                                               -----------
    SHOPPING CENTER                                      14.88%
      COMMUNITY CENTER                                    5.03%
         Kimco Realty Corp......................................      8,000        344,000
         Pan Pacific Retail Properties..........................     17,600        389,840
         Weingarten Realty Investors............................     10,900        461,070
                                                                               -----------
                                                                                 1,194,910
                                                                               -----------
    OUTLET CENTER                                         1.37%
         Chelsea Property Group.................................      7,700        324,940
                                                                               -----------
    REGIONAL MALL                                         8.48%
         CBL & Associates Properties............................     16,500        438,900
         JP Realty..............................................     29,200        567,356
         Macerich Co. ..........................................      5,500        120,725
         Simon Property Group...................................     25,400        650,240
         Taubman Centers........................................     19,800        238,590
                                                                               -----------
                                                                                 2,015,811
                                                                               -----------
         TOTAL SHOPPING CENTER..................................                 3,535,661
                                                                               -----------
             TOTAL COMMON STOCK (Identified
                cost -- $17,850,896)............................                19,231,694
                                                                               -----------

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                                       5

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2001 (UNAUDITED)

                                                                    NUMBER
                                                                   OF SHARES      VALUE
                                                                   ---------   -----------
  PREFERRED STOCK                                        18.15%
         Apartment Investment & Management Co., 9.00%,
           Series C.............................................     31,500    $   721,350
         Apartment Investment & Management Co., 9.375%,
           Series G.............................................     37,600        879,840
         Camden Property Trust, $2.25, Series A (Convertible)...     18,600        481,740
         CarrAmerica Realty Corp., 8.57%, Series B..............     10,000        234,000
         Colonial Properties Trust, 8.75%, Series A.............     17,500        408,625
         Crescent Real Estate Equities Co., 6.75%, Series A
           (Convertible)........................................      4,300         73,530
         Crown American Realty Trust, 11.00%, Series A..........     11,100        492,840
         Health Care Property Investors, 8.70%, Series B........      3,200         75,520
         Health Care Property Investors, 8.60%, Series C........      6,300        146,475
         Taubman Centers, 8.30%, Series A.......................     28,300        566,849
         United Dominion Realty Trust, 9.25%, Series A..........      9,400        231,240
                                                                               -----------
             TOTAL PREFERRED STOCK (Identified
                cost -- $4,193,311).............................                 4,312,009
                                                                               -----------
             TOTAL EQUITIES (Identified cost -- $22,044,207)....                23,543,703
                                                                               -----------

                                                              PRINCIPAL
                                                               AMOUNT        VALUE
                                                              ---------   -----------
  COMMERCIAL PAPER                                    3.21%
         Union Bank of Switzerland Finance, 5.30%, due
           4/2/01
           (Identified cost -- $761,888)....................  $762,000    $   761,888
                                                                          -----------
TOTAL INVESTMENTS (Identified
  cost -- $22,806,095) ............................. 102.32%               24,305,591
LIABILITIES IN EXCESS OF OTHER ASSETS .............. (2.32)%                 (550,676)
                                                                          -----------
NET ASSETS (Equivalent to $7.85 per share based on 3,024,603 shares
  of capital stock outstanding) .................... 100.00%              $23,754,915
                                                                          -----------
                                                                          -----------

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                                       6

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                             FINANCIAL HIGHLIGHTS*
                           MARCH 31, 2001 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                    TOTAL NET ASSETS          PER SHARE
                                                ------------------------   ----------------
NET ASSET VALUE:
Beginning of period: 12/31/00.................               $22,743,263             $7.52
    Net investment income.....................  $  354,276                 $ 0.12
    Net realized and unrealized gain on
       investments............................   1,050,539                   0.34
    Distributions from net investment
       income.................................    (393,163)                 (0.13)
                                                ----------                 ------
Net increase in net asset value...............                 1,011,652              0.33
                                                             -----------             -----
End of period: 3/31/01........................               $23,754,915             $7.85
                                                             -----------             -----
                                                             -----------             -----

-------------------
* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                         AVERAGE ANNUAL TOTAL RETURNS*
                         (PERIODS ENDED MARCH 31, 2001)

ONE YEAR                FIVE YEARS                TEN YEARS
--------                ----------                ---------
 33.18%                   11.32%                   12.76%

-------------------
* Based on net asset value.

KEY INFORMATION

For general information and weekly net asset value call (800) 437-9912

American Stock Exchange Symbol: RIF

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                                       7

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                           PRIVACY POLICY

    The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The Fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The Fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the Fund's transfer agent, that assist the Fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the Fund restricts access to personal information about its shareholders to employees of the Adviser who have a legitimate business need for the information.

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                                       8

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                      MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

             FOR HIGH CURRENT INCOME:                                 FOR TOTAL RETURN:

            [EQUITY INCOME FUND LOGO]                               [REALTY SHARES LOGO]

       IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND        IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
       YIELD AND CAPITAL APPRECIATION, INVESTING          RETURN THROUGH BOTH CURRENT INCOME AND
       PRIMARILY IN REITS                                 CAPITAL APPRECIATION, INVESTING PRIMARILY IN
       A, B, C AND I SHARES AVAILABLE                     REITS
       SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                SYMBOL: CSRSX


             FOR CAPITAL APPRECIATION:                                FOR TOTAL RETURN:

             [SPECIAL EQUITY FUND LOGO]                       [INSTITUTIONAL REALTY SHARES LOGO]

       IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL        IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
       APPRECIATION, INVESTING IN A LIMITED NUMBER        RETURN THROUGH BOTH CURRENT INCOME AND
       OF COMPANIES ENGAGED IN THE REAL ESTATE OR         CAPITAL APPRECIATION, INVESTING PRIMARILY IN
       RELATED INDUSTRIES                                 REITS
       CONCENTRATED, HIGHLY FOCUSED PORTFOLIO             OFFERS LOW TOTAL EXPENSE RATIO
       SYMBOL: CSSPX                                      HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT www.cohenandsteers.com

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                                       9

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT ADVISER
 Director and Chairman                 Cohen & Steers Capital Management,
 Martin Cohen                          Inc.
 Director and President                757 Third Avenue
 Gregory C. Clark                      New York, NY 10017
 Director                              (212) 832-3232
 George Grossman                       FUND ADMINISTRATOR AND CUSTODIAN
 Director                              State Street Corp.
 Willard H. Smith, Jr.                 225 Franklin Street
 Director                              Boston, Massachusetts 02110
 Adam Derechin                         TRANSFER AGENT
 Vice President and Assistant          EquiServe Trust Co., N.A.
 Treasurer                             P.O. Box 8200
 Lawrence B. Stoller                   Boston, MA 02266
 Assistant Secretary                   (800) 426-5523

                                       LEGAL COUNSEL
                                       Simpson Thacher & Bartlett
                                       425 Lexington Avenue
                                       New York, NY 10117

                                       American Stock Exchange Symbol: RIF
                                       Website: www.cohenandsteers.com

                                       This report is for shareholder
                                       information. This is not a prospectus
                                       intended for use in the purchase or sale of Fund shares. Past performance is, of course, no guarantee of future results and your investment may be worth more or less at the time you sell.

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                                       10

[COHEN & STEERS LOGO]
  REALTY INCOME FUND

---------------------

   QUARTERLY REPORT
     MARCH 31, 2001


COHEN & STEERS
REALTY INCOME FUND
757 THURD AVENUE
NEW YORK, NY 10017